UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23732

Build Funds Trust
(Exact name of registrant as specified in charter)

3608 West Truman Blvd., Suite 200

Jefferson City, MO 65109
(Address of principal executive offices) (Zip code)

John Ruth

3608 West Truman Blvd., Suite 200

Jefferson City, MO 65109
(Name and address of agent for service)

(833) 852-8453

Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a)

Build Bond Innovation ETF
Build Funds Trust

Annual Report
For the Period Ended September 30, 2022

Build Bond Innovation ETF

Unaudited

Dear Build Bond Innovation ETF Shareholder:

We are pleased to present this annual report to all shareholders of the Build Bond Innovation ETF (the “Fund”). This report covers the period ended September 30, 2022. The Fund began trading on the NYSE Arca Exchange on February 10, 2022.

MARKET ENVIRONMENT

U.S. Fixed Income Market

The U.S. bond market, represented by the Bloomberg U.S. Aggregate Index (the “Agg”), was down -14.84% between October 1, 2021 to September 30, 2022. This represents the worst performance year for the Agg on the consistent fiscal year basis since this index began its publication in January 1976. The Agg was down -11.76% between the Fund’s inception date on February 10th to fiscal period end on September 30th.

Increasingly tightening monetary policy from the Federal reserve, in the face of persistent and ramping inflation continuing over from 2021, will likely be remembered as the leading economic story of 2022. Price inflation began in October 2021 at a 6.2% y/y growth rate per the government’s CPI index, then crept higher until peaking in June 2022 at 9.1% y/y. The inflation index printed a growth rate that exceeded 8% y/y for seven months from March to September, closing the fiscal period with a final print of 8.2% y/y in September 2022.

Judged in hindsight, monetary policy looks likely to be judged as slow to the trigger in addressing the inflation problem that has turned out to be more serious than initially expected. After initially cutting rates to 0% in March 2020 at the depths of the COVID-19 pandemic lockdowns, the Federal Reserve’s Federal Open Market Policy (“FOMC”) did not raise its short-term policy rate from the 0% lower bound until March 2022. After cautiously hiking the Fed Funds Rate by the minimum increment of 25 basis points (“bps”) at its March meeting, the FOMC escalated the pace and step size of its rate hikes as the CPI index showed the inflation problem worsening.

In a May interview, U.S. Secretary of the Treasury Janet Yellen was shown remarks she’d made in 2021 where she stated there would only be a “small risk” of inflation, and that it would be “manageable”. After describing “unanticipated” developments and “large shocks” to the economy, Yellen made the admission that “[she] didn’t at the time didn’t fully understand”. After determining that it was in a position of playing from behind, the FOMC aggressively escalated its monetary tightening with a 50 bps hike in May, 75 bps in June, 75 bps in July, and 75 bps in September. By the end of the Fund’s fiscal year, the level of the Fed Funds rate sat at 3.25%. This 300 bps change in the policy rate from March to September represents the fastest rate of change in short-term interest rates since 1981. As of its September 22 meeting, the FOMC’s guidance shows an intent to tighten further, with the median vote from FOMC board members showing the policy rate set to reach 4.625% in 2023.

In response to the fastest acceleration in monetary tightening in four decades, bonds sold off and interest rates increased sharply amidst a heightened volatility environment. Over the course of the Fund’s fiscal year, the yield on the 10-year U.S. Treasury bond increased from 1.49% to 3.83%. The average 30-year mortgage rate increased from 3.18% in September 2021 to 7.06% in September 2022, severely constraining the U.S. housing market. The U.S. dollar strengthened relative to other currencies in foreign exchange markets, rising +19.1% against a basket of its peers over the fiscal year per a Bloomberg tracking index.

U.S. Equity Market

The U.S. stock market, represented by the S&P 500 Index® (“Index”), was down 16.76% for the fiscal year. Sharply tightening monetary policy amidst elevated inflation will likely be remembered as the economic story of this period. The year in equity markets will also likely be remembered for its volatility: the Index returned +10.65% in Q4 2021, -4.95% in Q1 2022, -16.45% in Q2 2022, and -5.28% in Q3 2022. As the Fed’s hiking cycle initiated in March, the Index traded on sharp trends in either the bullish or bearish direction at each key policy announcement. At the first official hike on March 15th, equity markets read Fed Chair Jay Powell’s comments as “dovish” as the Index rallied nearly 11% over the next two weeks. Starting in April, the momentum behind the rally quickly faded: the Index declined nearly 21% from April 1 through June 15, establishing what technicians call a “correction” for the first time since the first quarter of 2020. The Index then went on to rally over 17% from June 16 up to the week ahead of Chair Powell’s short and to-the-point speech at the annual Jackson Hole summit on August 26th. From that Jackson Hole speech to the end of year on September 30th, the Index declined over 16%. Compared to the prior two years where investors had the wind at their backs from fiscal and monetary policy support, it was quite the wild ride.

Sector returns in the U.S. were mostly negative over the fiscal year. Energy (+57.9%) was the standout, with Utilities (+3.0%) and Consumer Staples (+2.7%) delivering positive returns per Bloomberg tracking indices. Communications (-42.2%), Consumer Discretionary (-32.8%), Technology (-24.9%), and Real Estate (-20.2%) sectors were the worst performers.

Fund Performance Review

The Build Bond Innovation ETF returned -8.08% based on NAV from its inception on February 10th through the end of the fiscal year. The Fund outperformed the Bloomberg U.S. Aggregate Index by 3.68% over this time period.

Although the Fund had a negative return, we are pleased with its performance relative to its benchmark. We believe that the Fund is well-positioned going into the coming fiscal year, as markets continue to navigate a broad set of challenges, both geopolitical and economic.

As always, we sincerely appreciate your continued support and confidence in Build Asset Management.

Sincerely,

Matthew Dines
CIO, Build Asset Management LLC

The views in this report were those of the author as of September 30, 2022 and may not reflect their views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.

The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market.

CPI Index: The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

A basis point equals 1/100th of 1%.

Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on.

The Fund is actively managed, which means that investment decisions are made based on the Adviser’s investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. The Fund invests in ETFs (Exchange-Traded Funds) and is therefore subject to the same risks as the underlying securities in which the ETF invests as well as entails higher expenses than if invested into the underlying ETF directly. While the option overlay is intended to improve the Fund’s performance, there is no guarantee that it will do so. Utilizing an option overlay strategy involves the risk that as the buyer of a call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Also, securities and options traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk.

BUILD BOND INNOVATION ETF

Management Discussion of Fund PERFORMANCE (Unaudited)
September 30, 2022

Factors that materially affected the Fund’s performance

The Fund typically holds 90-95% of assets in U.S. dollar-denominated, investment grade assets. Over the course of the fiscal period, these markets have experienced some of their largest drawdowns on historical record. The Fund’s manager operated conservatively as permitted within its investment guidelines, reducing both duration and credit exposure to their minimums into and throughout the fiscal period. Despite this, the Fund experienced losses on its fixed income investments related to the ongoing rising trend in interest rates. From February 10, 2022 to the end of fiscal period, fixed income investments contributed -4.66% to the Fund’s total return over this time period. This compares to a total return of -10.48% for the U.S. Aggregate bond index over the period.

The Fund also invests in an equity options overlay on the SPDR S&P 500 ETF Trust (NYSE: SPY) in accordance with its investment guidelines. The S&P 500® had a -20.40% total return from February 10, 2022 through the end of the Fund’s fiscal period. The equity market factors contributed -3.20% in total return for the Fund over this time period via its options overlay.

Growth of a $10,000 Investment since inception at Net Asset Value

This chart assumes an initial gross investment of $10,000 made on 02/10/2022. Past performance is not predictive of future performance. Investors may obtain performance data current to the most recent month-end by calling toll free at (833) 852-8453 or visiting https://getbuilding.com/etfs/bfix/.

Total expense ratio for the Build Bond Innovation ETF (per the Fund’s current prospectus dated January 28, 2022) 0.50%.

AVERAGE ANNUAL RATE OF RETURN FOR Period ENDED SEPTEMBER 30, 2022

Since Inception
Build Bond Innovation ETF	-8.08%
Bloomberg U.S. Aggregate Bond Index	-11.76%

The total returns quoted do not reflect the deduction of taxes that a shareholder would pay on net investment income and realized capital gain distributions, or redemptions of shares.

Portfolio Allocations As of September 30, 2022

Build Bond Innovation Fund ETF

Industry Group	Percentage of Net Assets
U.S. Treasury Obligations	97.2%
Corporate Bonds	1.6%
Purchased Options	0.6%
Short-Term Investments and Other Assets and Liabilities	0.6%
TOTAL	100.0%

Build Bond Innovation ETF

Expense Example
For the Period Ended September 30, 2022 (Unaudited)

As a shareholder of the Build Bond Innovation ETF, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Build Bond Innovation ETF

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During the Period(a)(b)
Actual	$1,000.00	$940.30	$2.19

Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.81	$2.28

(a)Expenses paid during the period are equal to the Fund’s annualized expense ratio, 0.45%, multiplied by the average account value over the period, multiplied by 183 and divided by 365 (to reflect the one-half year period).

(b)In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro-rata share of the fees and expenses of the underlying ETFs in which the Fund invests. The Fund’s annualized Expense Ratio of 0.45% reflects only the direct expenses of the Fund. If the Fund’s Annualized Expense Ratio during the period included such indirect expenses, known as Acquired Fund Fees and Expenses, it would have been 0.50% for the Actual and Hypothetical Expense Examples.

The accompanying notes are an integral part of these financial statements.

Build Bond Innovation ETF

Schedule of Investments
September 30, 2022

INVESTMENTS	Number of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 0.6%
Call Options — 0.6%
SPDR S&P 500 ETF Trust, Expires 12/16/2022, Strike Price $334.00(a)	15	$535,770	$54,465
SPDR S&P 500 ETF Trust, Expires 03/17/2023, Strike Price $351.00(a)	4	142,872	12,980
SPDR S&P 500 ETF Trust, Expires 06/16/2023, Strike Price $375.00(a)	32	1,142,976	83,200
SPDR S&P 500 ETF Trust, Expires 09/15/2023, Strike Price $400.00(a)	20	714,360	40,900
TOTAL PURCHASED OPTIONS (Cost $226,928)			191,545

		Principal Amount
CORPORATE BONDS — 1.6%
Activities Related to Credit Intermediation — 0.0%(b)
Western Union Co., 4.25%, 06/09/2023		$3,000	2,988

Aerospace Product and Parts Manufacturing — 0.1%
General Dynamics Corp., 1.88%, 08/15/2023		15,000	14,665

Building Material and Supplies Dealers — 0.0%(b)
The Home Depot, Inc., 2.70%, 04/01/2023		9,000	8,923

Computer Systems Design and Related Services — 0.2%
VMWARE, Inc., 0.60%, 08/15/2023		61,000	58,757

Depository Credit Intermediation — 0.1%
Bank of America Corp., 3.30%, 01/11/2023		9,000	8,979
Fifth Third Bancorp, 1.63%, 05/05/2023		9,000	8,843
			17,822
Electronic Shopping and Mail-Order Houses — 0.1%
Amazon.com, Inc., 2.50%, 11/29/2022		39,000	38,941

Insurance Carriers — 0.1%
Elevance Health, Inc., 0.45%, 03/15/2023		30,000	29,480

Lessors of Real Estate — 0.0%(b)
Simon Property Group LP, 2.75%, 06/01/2023		3,000	2,965

Management of Companies and Enterprises — 0.2%
Aetna, Inc., 2.80%, 06/15/2023		60,000	59,248

Natural Gas Distribution — 0.0%(b)
Kinder Morgan Energy Partners LP, 3.45%, 02/15/2023		10,000	9,955

Nondepository Credit Intermediation — 0.0%(b)
American Express Co., 3.70%, 08/03/2023		2,000	1,988
Caterpillar Financial Services Corp., 1.95%, 11/18/2022		1,000	998
			2,986

The accompanying notes are an integral part of these financial statements.

	Principal Amount	Value
Oil and Gas Extraction — 0.0%(b)
Total Energies Capital International SA, 2.70%, 01/25/2023	$7,000	$6,973

Other Financial Investment Activities — 0.0%(b)
Morgan Stanley, 3.75%, 02/25/2023	19,000	18,950

Other Miscellaneous Manufacturing — 0.0%(b)
Ingersoll-Rand Global Holding Company LTD., 4.25%, 06/15/2023	5,000	4,981

Pesticide, Fertilizer, and Other Agricultural Chemical Manufacturing — 0.0%(b)
Nutrien Ltd., 1.90%, 05/13/2023	5,000	4,910

Pharmaceutical and Medicine Manufacturing — 0.1%
Celgene Corp., 2.75%, 02/15/2023	25,000	24,885

Pipeline Transportation of Crude Oil — 0.5%
Enbridge, Inc., 0.55%, 10/04/2023	146,000	139,662

Securities and Commodity Contracts Intermediation and Brokerage — 0.1%
The Goldman Sachs Group, Inc., 3.20%, 02/23/2023	19,000	18,903

Tobacco Manufacturing — 0.1%
Philip Morris International, Inc., 1.13%, 05/01/2023	14,000	13,721
Reynolds American, Inc., 4.85%, 09/15/2023	2,000	1,995
		15,716
TOTAL CORPORATE BONDS (Cost $482,374)		481,710

U.S. Treasury Obligations — 97.2%
U.S. Treasury Bonds — 97.2%
0.125%, due 04/30/2023	2,500,000	2,444,014
1.625%, due 04/30/2023(c)	2,700,000	2,662,845
2.750%, due 04/30/2023	150,000	148,944
0.125%, due 05/15/2023	1,350,000	1,317,766
1.750%, due 05/15/2023	2,100,000	2,070,203
0.125%, due 06/15/2023	2,500,000	2,421,870
1.375%, due 06/30/2023	1,750,000	1,714,658
0.125%, due 07/31/2023	2,250,000	2,175,821
0.125%, due 08/15/2023	3,900,000	3,763,507
0.125%, due 08/31/2023	3,900,000	3,756,050
0.375% due 08/31/2023	3,350,000	3,212,598
0.125%, due 10/15/2023	3,100,000	2,970,580
1.375% due 11/15/2031	400,000	325,039
1.250%, due 05/15/2050	725,000	406,198
TOTAL U.S. Treasury Obligations (Cost $29,656,898)		29,390,093

The accompanying notes are an integral part of these financial statements.

	Shares	VALUE
SHORT-TERM INVESTMENT — 0.4%
First American Government Obligations Fund - Class X, 2.78%(d)	114,970	$114,970
TOTAL SHORT-TERM INVESTMENT (Cost $114,970)

TOTAL INVESTMENTS — 99.8% (Cost $30,481,170)		30,178,318
Other Assets in Excess of liabilities — 0.2%		62,923
TOTAL NET ASSETS — 100.0%		$30,241,241

(a)Non-income producing security.

(b)Less than 0.05%.

(c)A portion of this security is held for collateral on purchased options.

(d)The rate quoted is the annualized seven-day yield as of September 30, 2022.

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2022

Build Bond Innovation ETF
ASSETS:
Investments in securities, at value (Cost $30,481,170) (See Note 2)	$30,178,318
Collateral held for options contracts	9,504
Receivable for investment securities sold	198,560
Dividends and interest receivable	59,024
Total Assets	$30,445,406

LIABILITIES:
Payable for investment securities purchased	192,367
Investment management fees (Note 3)	11,706
Due to Broker	92
Total Liabilities	204,165
NET ASSETS	$30,241,241

COMPONENTS OF NET ASSETS:
Paid-in capital	$32,870,753
Accumulated loss	(2,629,512)
NET ASSETS	$30,241,241

Shares issued and outstanding, $0 par value, unlimited shares authorized	1,325,000
Net Asset Value, Offering Price and Redemption Price Per Share	$22.82

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENT OF OPERATIONS
For the Period Ended September 30, 2022

Build Bond Innovation ETF(a)
INVESTMENT INCOME:
Dividends	$143,578
Interest	170,750
Total income	314,328

EXPENSES:
Broker interest fees	79
Investment management fees (See Note 3)	86,080
Total expenses	86,159
Net investment income	228,169

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments in securities	(2,343,438)
Net change in unrealized depreciation on investments in securities	(302,852)
Net realized and unrealized loss on investments in securities	(2,646,290)
Net decrease in net assets resulting from operations	$(2,418,121)

(a)The Fund commenced operations on February 10, 2022.

The accompanying notes are an integral part of these financial statements.

Build Funds Trust

STATEMENT OF CHANGES IN NET ASSETS

Build Bond Innovation ETF (For the Period Ended September 30, 2022)(a)
OPERATIONS:
Net investment income	$228,169
Net realized loss on investments in securities	(2,343,438)
Net change in unrealized depreciation on investments in securities	(302,852)
Net decrease in net assets resulting from operations	(2,418,121)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):
From net investment income	(214,996)

CAPITAL STOCK TRANSACTIONS (DOLLARS):
Proceeds from shares issued	35,843,098
Cost of shares redeemed	(3,068,740)
Net increase from capital transactions	32,774,358
Total increase in net assets	30,141,241

NET ASSETS:
Beginning of period	100,000
End of period	$30,241,241

SHARE TRANSACTIONS (SHARES):
Shares Outstanding, Beginning of Period	4,000
Shares issued	1,450,000
Shares redeemed	(129,000)
Shares Outstanding, End of Period	1,325,000

(a)The Fund commenced operations on February 10, 2022.

The accompanying notes are an integral part of these financial statements.

Build Bond Innovation ETF

Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the period ended September 30, 2022(a)
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.18
Net realized and unrealized loss on investments(c)	(2.20)
Total from investment operations	(2.02)

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.16)
Net realized capital gain	—
Total distributions	(0.16)
Net asset value, end of period	$22.82

TOTAL RETURN:
Net Asset Value(d)	-8.08	%^
Market Value(e)	-8.00	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	30,241
Ratio of expenses to average net assets(g):	0.45	%+
Ratio of net investment income to average net assets(g):	1.19	%+

Portfolio turnover rate(f)	328	%^

(a)The Fund commenced operations on February 10, 2022

(b)Calculated using average shares outstanding, during the period.

(c)The amounts reported for a share outstanding may not accord with the change in the aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities

(d)Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption on the last day of the period at net asset value.

(e)Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the NYSE Arca, Inc. Exchange. Market value returns may vary from net asset value returns.

(f)Portfolio turnover rate excludes in-kind transactions.

(g)The expenses and net investment income do not reflect expenses from underlying investments.

^Not Annualized.

+Annualized.

Build Funds Trust

Notes to Financial Statements
September 30, 2022

1.Organization

Build Funds Trust (the “Trust”) was organized as a Delaware statutory trust on July 6, 2021 and is authorized to issue multiple series or portfolios. The Trust is an open-end investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of one operational exchange-traded fund, Build Bond Innovation ETF (the “Fund”). The Fund is a non-diversified series of the Trust. The investment objective of the Fund is to seek capital appreciation and risk mitigation.

Build Asset Management, LLC (the “Adviser”) is the investment adviser to the Fund.

2.Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

a)Security Valuation. The Fund values its investments at fair value. The net asset value (“NAV”) of the Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m. Eastern Time. The Fund’s investments in securities are recorded at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

The Trust’s Board of Trustees (“Board”) designated the Adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The Adviser has established a Fair Valuation Committee (“Valuation Committee”) to administer, implement, and oversee the fair valuation process, and to make fair value decisions. The Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of comparisons of fair value determinations with actual trade prices and address new or evolving issues. The Valuation Committee also regularly reviews pricing vendor information and market data. Pricing decisions, processes, and controls over security valuation are also subject to additional internal reviews. The Valuation Committee reports to the Board in formation regarding the fair valuation process and related matters.

Equity securities, exchange-traded funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If no sale occurred during the day, investments are valued at the mean between closing bid and asked prices and categorized as Level 2. Investments in other regulated investment companies, including money market funds, are generally priced at the ending NAV provided by the service agent of the Fund and categorized as Level 1.

Bonds, notes, and U.S. government obligations are valued at an evaluated mean price obtained from an independent pricing service that uses a matrix pricing method or other analytical models. These securities will generally be categorized in Level 2 of the fair value hierarchy.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The three levels defined by the hierarchy are as follows:

•Level 1 — Unadjusted quoted prices in active markets for identical.

•Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•Level 3 — Significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of September 30, 2022.

Description	Level 1	Level 2	Level 3	Total
Build Bond Innovation ETF
Assets
Purchased Options	$178,565	$12,980	$—	$191,545
Corporate Bonds	—	481,710	—	481,710
U.S. Treasury Obligations	—	29,390,093	—	29,390,093
Short-Term Investment	114,970	—	—	114,970
Total Assets	$293,535	$29,884,783	$—	$30,178,318

Please refer to the Schedule of Investments to view securities segregated by industry type.

The Fund did not hold any investments during the current fiscal period ended September 30, 2022, with significant unobservable inputs categorized as Level 3.

b)Derivative Instruments. The Adviser used derivative instruments, such as purchased options, to gain exposure to underlying securities. The Trust has adopted disclosure standards in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations and financial position.

In general an option contract is an agreement between a buyer and seller that gives the purchaser of the option the right to buy or sell a particular asset at a specified future date at an agreed upon price (commonly known as the “strike price”). When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a purchased call or put option is exercised, the cost of the security acquired is increased by the premium paid for the call, or in the case of a put, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The risks of using the types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully complement instruments currently held in the Fund in the manner intended by the Adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Fund. The measurement of risks associated with these instruments is meaningful only when all related offsetting transactions are considered. The use of options does not create leverage in the Fund. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately as Deposits for options contracts on the Statement of Assets and Liabilities.

The following disclosure identifies the location and fair value amounts of the Fund’s derivative instruments on the Statement of Assets and Liabilities and the effect on the Statement of Operations, each categorized by type of derivative contract and related risk exposure.

As of September 30, 2022, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Build Bond Innovation ETF

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Purchased Options	Investments, at Value	$191,545		$—
Total		$191,545		$—

For the period ended September 30, 2022, financial derivative instruments had the following effect on the Statement of Operations:

Build Bond Innovation ETF

	Net Realized Gain on Investments	Net Change in Unrealized Depreciation on Investments
Purchased Options	$(909,844)	$(35,383)
Total	$(909,844)	$(35,383)

The average monthly value of purchased options in the Fund during the period ended September 30, 2022 was $282,611.

c)Federal Income Taxes. The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies (“RIC”) and to distribute all its taxable income to its shareholders. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. Therefore, no provision for federal income tax or excise is required.

Net capital losses incurred after October 31 and late year losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

For the period ended September 30, 2022, the Fund did not have late-year losses and post-October losses.

Under the Regulated Investment Company Act of 2010, the Fund is permitted to carry forward capital losses for an unlimited period. Capital loss carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2022, the Fund has a short-term Capital Loss Carryover of $2,338,892.

The cost basis of investments for federal income tax purposes at September 30, 2022 was as follows:
Tax cost of investments	$30,482,111
Unrealized appreciation	1,121
Unrealized depreciation	(304,914)
Net unrealized appreciation (depreciation)	(303,793)

As of September 30, 2022 the components of distributable earnings (losses) for income tax purposes were as follows:
Undistributed Ordinary Income	13,173
Undistributed Long Term Gain	—
Other accumulated loss	(2,338,892)
Total accumulated loss	(2,629,512)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. Based on its analysis, Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statement as of September 30, 2022.

d)Distributions to Shareholders. The Fund expects to declare and distribute all its net investment income, if any, to shareholders as dividends monthly. The Fund will distribute capital gains, if any, at least annually. Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

The tax character of the distributions paid during the period ended September 30, 2022 are as follows:

Ordinary Income
Ordinary Income	$214,996

e)Organizational and Offering Costs. The Adviser has agreed to bear all organizational and offering expenses for the Fund. These expenses are not recoupable by the Adviser.

f)Use of Estimates. The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g)Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share and are primarily due to differing book and tax treatments for in-kind redemptions. For the period ended September 30, 2022, Distributable Earnings were adjusted $3,605 and Paid-in Capital was adjusted $(3,605).

h)Security Transactions and Income. Security transactions are recorded on trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premiums and accretion of discounts using effective yield method. Net realized gains and losses from sales of securities are determined using the specific identification method.

3.Investment Advisory and Other Agreements

Management

The Adviser acts as the Fund’s investment adviser pursuant to an investment advisory agreement with the Trust (the “Investment Advisory Agreement”).

Under the terms of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment management services to the Fund and oversees the day-to-day operations of the Fund, subject to the oversight of the Board and the officers of the Trust. The Adviser administers the Fund’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services. The Adviser is responsible for the day-to-day management of the Fund’s portfolio, subject to the oversight of the Board. The Adviser oversees compliance with the Fund’s investment objective, policies, strategies, and restrictions. The Board oversees the Adviser, and establishes policies that they must follow in their advisory activities.

Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a management fee at an annual rate of 0.45% based on the Fund’s average daily net assets. For the period ended September 30, 2022 the Fund incurred $86,080 in investment advisory fees.

Under the Investment Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Fund, except for interest expenses, taxes, brokerage expenses, Rule 12b-1 fees (if any), litigation expenses, extraordinary expenses, acquired fund fees and expenses, and the management fee payable to the Adviser.

Administrator, Custodian, Transfer Agent and Accounting Agent

U.S. Bancorp Fund Services, LLC dba U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator and, in that capacity performs various administrative and accounting services for the Fund. Fund Services also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; reviews the Fund’s advisory fee expense accrual and coordinates the preparation and payment of the advisory fee. U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian (the “Custodian”). As of September 30, 2022, the Fund did not incur any fees from the service providers described above as the Adviser bore all such costs.

Distribution and Fund Officers

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Fund. Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units. Shares in less than Creation Units are not distributed by the Distributor. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Foreside Fund Officer Services, LLC provides the Trust with a Chief Compliance Officer and Principal Financial Officer.

4.Purchases and Sales of Securities

The costs of purchases and sales of securities, excluding short-term securities and in-kind transactions, during the period ended September 30, 2022, were as follows:

Fund	Purchases	Sales
Build Bond Innovation ETF	84,520,925	109,158,533

During the current fiscal period, the values of the in-kind security transactions were as follows:
Fund	Subscriptions	Redemptions
Build Bond Innovation ETF	34,951,596	1,846,439

During the current fiscal period, the realized gains and losses of the in-kind security transactions were as follows:

Fund	Realized Loss
Build Bond Innovation ETF	(1,297)

5.Related Parties

As of September 30, 2022, certain officers and Trustees of the Trust were also officers or employees of the Adviser or affiliated with the Distributor. These officers and Trustees do not receive compensation from the Trust for serving as officers and/or Trustees.

6.Share Transactions

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. The consideration for the purchase of Creation Units of a fund in the Fund generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee of $500 and a redemption transaction fee of $500 directly to the Custodian to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. The Adviser, subject to the approval of the Board, may adjust or waive the transaction fee from time to time. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the Shares may be different from their net asset value (“NAV”). The Fund will issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, typically 25,000 Shares, called “Creation Units.” Creation Unit transactions are conducted in exchange for the deposit or delivery of a designated basket of in-kind securities and/or cash. Once created, shares generally will trade in the secondary market in amounts less than a Creation Unit and at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or (ii) a participant in the Depository Trust Company (“DTC”) and, in each case, must have executed a Participant Agreement with the Fund’s distributor, Foreside Financial Services, LLC (the “Distributor”). Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

7.Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of the date of these financial statements, the Adviser owned 75.64% of the outstanding Shares.

8.Guarantees and Indemnifications

In the normal course of business, the Trust, on behalf of the Fund, enters into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Trust organizational documents, the officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. The Fund’s maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Fund. The Adviser is of the view that the risk of loss to the Fund in connection with the Fund indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Fund.

9.Subsequent Events

Management has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued and has determined that there are no material events that would require recognition of disclosure in the Fund’s financial statements.

Build Funds Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Build Bond Innovation ETF and
Board of Trustees of Build Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Build Bond Innovation ETF (the “Fund”), a series of Build Funds Trust, as of September 30, 2022, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from February 10, 2022 (commencement of operations) through September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations, the changes in net assets, and the financial highlights for the period from February 10, 2022 (commencement of operations) through September 30, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2021.

COHEN & COMPANY, LTD.
Cleveland, Ohio
November 29, 2022

Build Funds Trust

Board of Trustees and Officers (Unaudited)

Independent Trustees

The address of each trustee is c/o Build Funds Trust, 3608 West Truman Blvd., Suite 200, Jefferson City, MO 65109. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held by Trustee During the Past Five Years
Kristine Delano, 1971 Trustee	Since 2021	Strategic Advisor, Delano Strategy (ETF and Business Consulting) (January 2019 – Present); Managing Director, Eaton Vance (Active Exchange-Traded Product Development) (January 2015 – January 2019).	1	None
David Longhurst, 1957 Trustee	Since 2021	VP & Treasurer of the Dodge & Cox Funds, and VP & Assistant Treasurer of Dodge & Cox (January 2016 – December 2020).	1	None

Interested Trustees and Officers

The address of each trustee is c/o Build Funds Trust, 3608 West Truman Blvd., Suite 200, Jefferson City, MO 65109. Each trustee serves for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents.

Name, Year of Birth, and Position(s) held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee During the Past Five Years
John Ruth, 1985 Trustee, Chairman, and President	Since 2021	Co-Founder & CEO, Build Asset Management, LLC (December 2018 – Present); Partner and Financial Adviser, Wallstreet Group (March 2016 – October 2018).	1	None

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

The address for each officer is c/o Build Funds Trust, 3608 West Truman Blvd., Suite 200, Jefferson City, MO 65109. Each officer of serves for a one-year term or until their successors are elected and qualified.

Officer’s Name, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Maria Clem Sell, 1978	Treasurer	Since 2021	Principal Consultant and Fund Treasurer, ACA Global (FKA Foreside Financial Group, LLC) (June 2021 – Present); Director, Franklin Templeton Investments (April 2014 – April 2021).
David Martin, 1978	Vice President, Secretary	Since 2021	Build Asset Management, CCO (March 2019 – Present); Amazon Manager, Product Management (April 2015 – March 2019); Amazon Marketing Research Manager (January 2012 – August 2015).
Adam Shoffner, 1979	Chief Compliance Officer	Since 2021

Principal Consultant and Fund Chief Compliance Officer, ACA Global (FKA Foreside Financial Group, LLC) (December 2020 – Present); Compliance Consultant, Duff & Phelps LLC (March 2018 – December 2020); Director, Regulatory Administration, Foreside Financial Group, LLC (April 2017 – March 2018); Senior Paralegal, Hartford Funds (February 2014 – April 2017).

Build Funds Trust

Approval of Advisory Agreement and Board Considerations (Unaudited)

During the Meeting of the Board of Trustees of Build Funds Trust held on December 2, 2021, the Board reviewed and discussed the written materials that were provided by Build Asset Management, LLC (the “Adviser”) in advance of the Meeting and deliberated on the approval of the Investment Advisory Agreement between the Adviser and the Build Funds Trust on behalf of Build Bond Innovation ETF (the “Fund”). The Board, including the Independent Trustees, reviewed: (i) the nature and quality of the advisory services to be provided by the Adviser, including the experience and qualifications of the personnel providing such services; (ii) the performance history of the Fund, noting that it had not yet launched; (iii) the proposed fees and expenses of the Fund, including the proposed advisory fee to be paid by the Fund to the Adviser; (iv) the anticipated profitability of the Fund to the Adviser; (v) potential economies of scale; (vi) possible fall-out benefits to the Adviser and its affiliates (i.e., the ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); and (vii) possible conflicts of interest. In considering the approval of the Investment Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services

The Board reviewed materials provided by the Adviser related to the proposed approval of the Investment Advisory Agreement, including a description of the investment management services to be provided to the Fund, a review of the professional personnel who will be performing services for the Trust, the Adviser’s compliance and risk management infrastructure, its financial strength and resources, and how it will monitor the investment process. The Board also noted the extensive responsibilities that the Adviser will have as investment adviser to the Fund, including: ensuring adherence to the Fund’s investment strategy and restrictions, monitoring of the Sub-Adviser’s buying and selling of securities and other transactions, reviewing the performance, reviewing the proxies voted by the Adviser and oversight of, and monitoring the creation of custom creation or redemption baskets for authorized participants; oversight of the daily valuation of the Fund’s portfolio holdings; oversight of general Fund compliance with federal and state laws; and implementation of Board directives as they relate to the Fund. The Board also considered research support available to, and management capabilities of, the Fund’s management personnel and that the Adviser will provide oversight of day-to-day Fund operations, including fund accounting, tax matters, administration, compliance and legal assistance in meeting disclosure and regulatory requirements. The Board discussed the extent of the Adviser’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.

Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to a series of questions, including: whether the Adviser was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of the Trust; and whether there are procedures in place to adequately allocate trades among its respective clients.

The Board reviewed the description provided on the practices for monitoring compliance with the Trust’s investment limitations, noting that the Adviser’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under the Adviser’s compliance program. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Trust would be satisfactory.

Performance

Because the Fund had not yet commenced operations, the Trustees could not consider the Fund’s past performance.

Fees and Expenses

As to the costs of the services to be provided by the Adviser, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s advisory fee, which is a unitary fee, and overall expenses compared to a peer group comprised of funds in the category constructed by the Adviser, which had similar investment objectives and strategies. The Board was aware that under the unitary fee arrangement, the Adviser is contractually obligated to pay the fees of each of the Fund’s service providers, with the exception of the Adviser’s advisory fee, and certain other expenses. The Board considered the fact that the Adviser would charge the Fund an investment advisory fee of 45 basis points. The Board noted that the advisory fee for the Trust was 12 basis points greater than the highest ETF in the peer group, noting, however, that three of the peer ETFs were index or passive ETFs while the Fund will be actively managed. The Board concluded that based on the nature, quality and extent of the Adviser’s services to be provided to the Trust and comparative fee and expense data, the advisory fee charged by the Adviser and the estimated expenses for the Trust were reasonable.

Profitability

The Board considered the level of profits that could be expected to accrue to the Adviser with respect to the Trust based on profitability projections and analyses reviewed by the Board and the selected financial information of the Adviser provided by the Adviser to the Board. After review and discussion, the Board concluded the investment advisory relationship would initially be unprofitable to the Adviser and, once the Trust had sufficient assets, the anticipated profit from the Adviser’s relationship with the Trust would not be excessive.

Economies of Scale

As to the extent to which the Trust will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the Adviser’s expectations for growth of the Trust. The Board determined that because the Fund had not yet commenced operations, economies of scale were not a factor. The Board further determined, however, that to the extent that material economies of scale were to be achieved in the future, and such economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund in connection with future renewals of the Investment Advisory Agreement. The Board recognized the uncertainty in launching a new investment product and estimating future asset levels.

Financials

The Board considered the financial condition of the Adviser and found it adequately capitalized to support the Fund.

Fall-Out Benefits

The Board considered potential benefits to the Adviser from acting as investment adviser based on the potential success of the Fund, but that such benefits are not presently quantifiable. The Board noted that the Trust’s service providers are not affiliated with the Adviser.

Build Bond Innovation ETF

Additional Information (Unaudited)

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available on the Fund’s website at https://getbuilding.com/etfs/bfix/ (Available after Q1 2022).

HOUSEHOLDING

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

DISCLOSURE OF PORTFOLIO HOLDINGS

Build Bond Innovation ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT reports will be available on the SEC’s website at www.sec.gov. In addition, the Fund’s full portfolio holdings are updated daily and available on the Build Asset Management’s website at https://getbuilding.com/etfs/bfix/.

PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge upon request by calling toll-free at (833) 852-8453, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Fund’s website at https://getbuilding.com/etfs/bfix/. Information on how the Fund voted proxies relating to portfolio securities during the period ended June 30 is available without charge, upon request, by calling (833) 852-8453 or by accessing the website of the SEC at http://www.sec.gov.

TRUSTEES AND OFFICERS

Information regarding the Trustees and Officers is provided in the SAI. The SAI is available without charge upon request by calling toll-free at (833) 852-8453, by accessing the SEC’s website at http://www.sec.gov, or by accessing the Fund’s website at https://getbuilding.com/etfs/bfix/.

Fund	Symbol	CUSIP
Build Bond Innovation ETF	BFIX	12009B101

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Adviser Build Asset Management LLC 3608 W. Truman Blvd, Suite 200 Jefferson City, MO 65109	Distributor Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101	Administrator, Fund Accountant & Transfer Agent U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Custodian U.S. Bank, N.A. Custody Operations 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212	Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115	Legal Counsel Thompson Hine LLP 1919 M Street, N.W., Suite 700 Washington, D.C. 20036-3537

BLDAR92022

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. David Longhurst is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services’ provided by the principal accountant were related to the seed audit fees. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2022	FYE 09/30/2021
( a ) Audit Fees	16,000	0
( b ) Audit-Related Fees	0	0
( c ) Tax Fees	4,000	0
( d ) All Other Fees	3,000	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2022	FYE 09/30/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 09/30/2022	FYE 09/30/2021
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: David Longhurst and Kristine Delano.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Build Funds Trust

By (Signature and Title)*	/s/ John Ruth
John Ruth, Principal Executive Officer

Date	December 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Ruth
John Ruth, Principal Executive Officer

Date	December 8, 2022

By (Signature and Title)*	/s/ Clem Sell
Clem Sell, Principal Financial Officer

Date	December 8, 2022

* Print the name and title of each signing officer under his or her signature.